Office Properties Income Trust First Quarter 2024 Financial Results and Supplemental Information May 1, 2024 Provo, UT Exhibit 99.2

Q1 2024 2 Table of Contents QUARTERLY RESULTS Office Properties Income Trust Announces First Quarter 2024 Financial Results ............................................................ 4 First Quarter 2024 Highlights ...................................................................................................................................................... 5 FINANCIALS Key Financial Data ......................................................................................................................................................................... 7 Condensed Consolidated Statements of Income (Loss) ........................................................................................................ 8 Condensed Consolidated Balance Sheets ............................................................................................................................... 9 Debt Summary ............................................................................................................................................................................... 10 Debt Maturity Schedule ................................................................................................................................................................ 11 Leverage Ratios, Coverage Ratios and Public Debt Covenants ........................................................................................... 12 Capital Expenditures Summary and Significant Redevelopment Information .................................................................. 13 Property Dispositions .................................................................................................................................................................... 14 Investments in Unconsolidated Joint Ventures ....................................................................................................................... 15 PORTFOLIO INFORMATION Summary Same Property Results ................................................................................................................................................ 17 Occupancy and Leasing Summary ............................................................................................................................................. 18 Tenant Diversity and Credit Characteristics ............................................................................................................................. 19 Tenants Representing 1% or More of Total Annualized Rental Income ............................................................................. 20 Lease Expiration Schedule ........................................................................................................................................................... 21 APPENDIX Company Profile and Research Coverage ................................................................................................................................ 23 Governance Information .............................................................................................................................................................. 24 Calculation and Reconciliation of NOI and Cash Basis NOI .................................................................................................. 25 Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI .......................................... 26 Operating Metrics by Collateral Pool ........................................................................................................................................ 27 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre .................................................................................................. 28 Calculation of FFO, Normalized FFO and CAD ....................................................................................................................... 29 Non-GAAP Financial Measures and Certain Definitions ........................................................................................................ 30 WARNING CONCERNING FORWARD-LOOKING STATEMENTS ....................................................................................................... 32 Trading Symbols: Common Shares: OPI Senior Unsecured Notes due 2050: OPINL Investor Relations Contact: Kevin Barry, Senior Director (617) 219-1410 kbarry@opireit.com ir@opireit.com Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458-1634 www.opireit.com All amounts in this presentation are unaudited. Unless otherwise noted, all data presented in this presentation excludes three properties, which are encumbered by $82.0 million of mortgage notes, owned by two unconsolidated joint ventures in which OPI owned a 51% and 50% interest. See page 15 for information regarding these joint ventures and related mortgage notes. Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this presentation.

Q1 2024 3RETURN TO TABLE OF CONTENTS Quarterly Results

Q1 2024 4RETURN TO TABLE OF CONTENTS OFFICE PROPERTIES INCOME TRUST ANNOUNCES FIRST QUARTER 2024 FINANCIAL RESULTS “Despite significant operational headwinds that continue to impact the office sector, during the first quarter OPI completed 488,000 square feet of new and renewal leasing at a 10.2% roll-up in rent and a weighted average lease term of 9.3 years. Additionally, OPI continued to advance its objectives by refinancing its revolving credit facility with $425 million of new credit facilities, issuing $300 million of senior secured notes to pay off all of its 2024 maturities and generating $39 million from asset sales. Looking ahead, we are focused on addressing $650 million of debt maturing in 2025, executing on select asset sales and continuing to lease space within our portfolio." Yael Duffy, President and Chief Operating Officer Newton, MA (May 1, 2024). Office Properties Income Trust (Nasdaq: OPI) today announced its financial results for the quarter ended March 31, 2024. Dividend OPI has declared a quarterly dividend on its common shares of $0.01 per share to shareholders of record as of the close of business on April 22, 2024. This dividend will be paid on or about May 16, 2024. Conference Call A conference call discussing OPI's first quarter results will be held on Thursday, May 2, 2024 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (877) 328-1172 or (412) 317-5418 (if calling from outside the United States and Canada); a pass code is not required. A replay will be available for one week by dialing (412) 317-0088; the replay pass code is 4668950. A live audio webcast of the conference call will also be available in a listen-only-mode on OPI’s website, at www.opireit.com. The archived webcast will be available for replay on OPI’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of OPI. About Office Properties Income Trust OPI is a national REIT focused on owning and leasing office properties to high credit quality tenants in markets throughout the United States. As of March 31, 2024, approximately 62% of OPI's revenues were from investment grade rated tenants. OPI owned 151 properties as of March 31, 2024, with approximately 20.3 million square feet located in 30 states and Washington, D.C. In 2024, OPI was named as an Energy Star® Partner of the Year for the seventh consecutive year. OPI is managed by The RMR Group (Nasdaq: RMR), a leading U.S. alternative asset management company with over $41 billion in assets under management as of March 31, 2024, and more than 35 years of institutional experience in buying, selling, financing and operating commercial real estate. OPI is headquartered in Newton, MA. For more information, visit opireit.com.

Q1 2024 5RETURN TO TABLE OF CONTENTS First Quarter 2024 Highlights Portfolio Update • Executed 488,000 square feet of total leasing at rental rates that were 10.2% higher than prior rental rates for the same space and a weighted average lease term of 9.3 years. • Lease renewals accounted for more than 90% of leasing activity, driven by U.S. government and state tenants. • Same property portfolio occupancy of 88.2% and a weighted average lease term of 6.6 years (by annualized revenue). • Achieved 2024 Energy Star Partner of the Year for the seventh consecutive year. Financial Results • Net loss of $5.2 million, or $0.11 per common share. • Normalized FFO of $38.3 million, or $0.79 per common share. • Same property cash basis NOI of $67.9 million. Investment Activity • Sold one property in Chicago, IL consisting of approximately 248,000 square feet for a sales price of $38.5 million, excluding closing costs. • In April 2024, entered into an agreement to sell one property in Malden, MA consisting of approximately 126,000 square feet for a sales price of $7.8 million, excluding closing costs. Financing Activities • Refinanced revolving credit facility with new three-year, $325 million secured revolving credit facility and $100 million secured term loan. • Issued $300 million of 9.0% senior secured notes due 2029, or the 2029 Notes. The net proceeds from this issuance were approximately $271 million. • Redeemed, at par plus accrued interest, all of its $350 million of 4.25% senior unsecured notes due 2024 using proceeds from the 2029 Notes and borrowings under OPI's revolving credit facility.

Q1 2024 6RETURN TO TABLE OF CONTENTS Financials

Q1 2024 7RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended As of 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 3/31/2024 Selected Income Statement Data: Capitalization: Rental income (1) $ 139,435 $ 133,773 $ 133,361 $ 133,997 $ 132,422 Total common shares (at end of period) 48,754,546 Net loss (1) $ (5,184) $ (37,151) $ (19,593) $ (12,242) $ (446) Closing price (at end of period) $ 2.04 NOI (1) $ 88,248 $ 80,871 $ 83,698 $ 85,720 $ 83,772 Equity market capitalization (at end of period) $ 99,459 Adjusted EBITDAre $ 73,799 $ 76,216 $ 78,910 $ 81,013 $ 78,487 Debt (principal balance) 2,629,320 FFO (1) $ 48,183 $ 44,590 $ 33,269 $ 42,532 $ 49,528 Total market capitalization $ 2,728,779 Normalized FFO $ 38,317 $ 45,872 $ 49,404 $ 53,713 $ 52,746 CAD (1) $ 22,340 $ 8,560 $ 17,353 $ 15,782 $ 31,178 Liquidity: Rolling four quarter CAD (1) $ 64,035 $ 72,873 $ 74,113 $ 84,832 $ 106,873 Cash and cash equivalents $ 23,513 Availability under $325,000 secured revolving credit facility (3) 135,000 Per Common Share Data (basic and diluted): Total liquidity $ 158,513 Net loss (1) $ (0.11) $ (0.77) $ (0.41) $ (0.25) $ (0.01) FFO (1) $ 0.99 $ 0.92 $ 0.69 $ 0.88 $ 1.02 Normalized FFO $ 0.79 $ 0.95 $ 1.02 $ 1.11 $ 1.09 CAD (1) $ 0.46 $ 0.18 $ 0.36 $ 0.33 $ 0.65 Rolling four quarter CAD (1) $ 1.32 $ 1.51 $ 1.54 $ 1.76 $ 2.21 Dividends: Annualized dividends paid per common share during the period $ 0.04 $ 1.00 $ 1.00 $ 1.00 $ 2.20 Annualized dividend yield (at end of period) 2.0% 13.7% 24.4% 13.0% 17.9% Annualized normalized FFO payout ratio 1.3% 26.3% 24.5% 22.5% 50.5% Rolling four quarter CAD payout ratio (1)(2) 3.0% 65.8% 64.9% 56.8% 99.5% Selected Balance Sheet Data: Total gross assets $ 4,637,482 $ 4,639,848 $ 4,672,646 $ 4,633,357 $ 4,591,512 Total assets $ 3,957,930 $ 3,989,669 $ 4,044,990 $ 4,027,568 $ 4,007,000 Total liabilities $ 2,707,566 $ 2,733,990 $ 2,740,357 $ 2,691,613 $ 2,647,359 Total shareholders' equity $ 1,250,364 $ 1,255,679 $ 1,304,633 $ 1,335,955 $ 1,359,641 (dollars in thousands, except per share data) Key Financial Data (1) Amounts presented for the three months ended March 31, 2024 include lease termination fee revenue of $10,524, or $0.22 per common share, related to a property that was sold in March 2024. (2) Reflects the annualized dividends paid per common share during the period as a percentage of rolling four quarter CAD per common share. (3) Availability under OPI's secured revolving credit facility is subject to ongoing minimum performance and market values of the collateral properties and meeting required financial covenants.

Q1 2024 8RETURN TO TABLE OF CONTENTS Three Months Ended March 31, 2024 2023 Rental income $ 139,435 $ 132,422 Expenses: Real estate taxes 15,709 15,333 Utility expenses 8,151 7,260 Other operating expenses 27,327 26,057 Depreciation and amortization 50,341 51,692 Acquisition and transaction related costs (1) 233 3,218 General and administrative 5,644 5,925 Total expenses 107,405 109,485 (Loss) gain on sale of real estate (2,384) 2,548 Interest and other income 1,357 164 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $3,444 and $2,205, respectively) (35,476) (25,231) Loss on early extinguishment of debt (425) — (Loss) income before income tax expense and equity in net losses of investees (4,898) 418 Income tax expense (56) (30) Equity in net losses of investees (230) (834) Net loss $ (5,184) $ (446) Weighted average common shares outstanding (basic and diluted) 48,466 48,336 Per common share amounts (basic and diluted):     Net loss $ (0.11) $ (0.01) Additional Data: General and administrative expenses / total assets (at end of period) 0.14% 0.15% Non-cash straight line rent adjustments included in rental income $ 7,379 $ 4,173 Lease value amortization included in rental income $ 33 $ 79 Lease termination fees included in rental income $ 12,445 $ 99 Non-cash amortization included in other operating expenses (2) $ 121 $ 121 Non-cash amortization included in general and administrative expenses (2) $ 151 $ 151 (amounts in thousands, except per share data) (1) Acquisition and transaction related costs consist of costs related to OPI's evaluation of potential acquisitions, dispositions, financing and other strategic transactions, including costs incurred in connection with OPI's terminated merger with Diversified Healthcare Trust and related transactions. (2) OPI recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price OPI paid for its former investment in The RMR Group Inc., or RMR Inc., common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively. Condensed Consolidated Statements of Income (Loss) San Diego, CA

Q1 2024 9RETURN TO TABLE OF CONTENTS March 31, December 31, 2024 2023 ASSETS Real estate properties: Land $ 782,660 $ 786,310 Buildings and improvements 3,296,591 3,279,369 Total real estate properties, gross 4,079,251 4,065,679 Accumulated depreciation (678,278) (650,179) Total real estate properties, net 3,400,973 3,415,500 Assets of properties held for sale 11,888 37,310 Investments in unconsolidated joint ventures 17,898 18,128 Acquired real estate leases, net 244,502 263,498 Cash and cash equivalents 23,513 12,315 Restricted cash 20,593 14,399 Rents receivable 137,489 133,264 Deferred leasing costs, net 85,828 86,971 Other assets, net 15,246 8,284 Total assets $ 3,957,930 $ 3,989,669 LIABILITIES AND SHAREHOLDERS’ EQUITY Unsecured debt, net $ 1,847,664 $ 2,400,478 Secured debt, net 731,563 172,131 Liabilities of properties held for sale 324 2,525 Accounts payable and other liabilities 109,665 140,166 Due to related persons 7,259 7,025 Assumed real estate lease obligations, net 11,091 11,665 Total liabilities 2,707,566 2,733,990 Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 200,000,000 shares authorized, 48,754,546 and 48,755,415 shares issued and outstanding, respectively 488 488 Additional paid in capital 2,621,849 2,621,493 Cumulative net income 94,990 100,174 Cumulative common distributions (1,466,963) (1,466,476) Total shareholders’ equity 1,250,364 1,255,679 Total liabilities and shareholders’ equity $ 3,957,930 $ 3,989,669 Condensed Consolidated Balance Sheets (dollars in thousands, except per share data) Washington, D.C.

Q1 2024 10RETURN TO TABLE OF CONTENTS Coupon Rate (3) Interest Rate (4) Principal Balance Maturity Date Due at Maturity Years to Maturity Secured Floating Rate Debt: $325,000 secured revolving credit facility (1) 8.910% 8.910% $ 190,000 1/29/2027 $ 190,000 2.8 $100,000 secured term loan (1) 8.910% 8.910% 100,000 1/29/2027 100,000 2.8 Subtotal / weighted average 8.910% 8.910% 290,000 290,000 2.8 Secured Fixed Rate Debt: Mortgage debt - One property 8.272% 8.272% 42,700 7/1/2028 42,700 4.3 Mortgage debt - One property 8.139% 8.139% 26,340 7/1/2028 26,340 4.3 Mortgage debt - Two properties 7.671% 7.671% 54,300 10/6/2028 54,300 4.5 Senior secured notes due 2029 (2) 9.000% 10.589% 300,000 3/31/2029 300,000 5.0 Mortgage debt - One property 7.210% 7.210% 30,680 7/1/2033 29,105 9.3 Mortgage debt - One property 7.305% 7.305% 8,400 7/1/2033 8,400 9.3 Mortgage debt - One property 7.717% 7.717% 14,900 9/1/2033 14,900 9.4 Subtotal / weighted average 8.551% 9.550% 477,320 475,745 5.3 Unsecured Fixed Rate Debt: Senior unsecured notes due 2025 4.500% 4.521% 650,000 2/1/2025 650,000 0.8 Senior unsecured notes due 2026 2.650% 2.815% 300,000 6/15/2026 300,000 2.2 Senior unsecured notes due 2027 2.400% 2.541% 350,000 2/1/2027 350,000 2.8 Senior unsecured notes due 2031 3.450% 3.550% 400,000 10/15/2031 400,000 7.5 Senior unsecured notes due 2050 6.375% 6.375% 162,000 6/23/2050 162,000 26.2 Subtotal / weighted average 3.745% 3.827% 1,862,000 1,862,000 5.1 Total / weighted average 5.187% 5.426% $ 2,629,320 $ 2,627,745 4.9 Debt Summary As of March 31, 2024 (dollars in thousands) (1) OPI's secured revolving credit facility and term loan are governed by an amended and restated credit agreement, or the Credit Agreement. OPI is required to pay interest under the Credit Agreement at a rate of SOFR plus a margin of 350 basis points. OPI also pays an unused commitment fee of 25 to 35 basis points per annum based on amounts outstanding under its secured revolving credit facility. Subject to the payment of an extension fee and meeting certain other conditions, OPI can extend the maturity date of the secured revolving credit facility by one year. The Credit Agreement is secured by first-priority liens on 19 properties. See Page 27 for additional information regarding these collateral properties. (2) These notes are guaranteed by certain of OPI's subsidiaries and secured by first-priority liens on 17 properties. See Page 27 for additional information regarding these collateral properties. (3) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (4) Includes the effect of discounts and premiums on senior notes. Excludes the effect of debt issuance costs amortization.

Q1 2024 11RETURN TO TABLE OF CONTENTS $650,000 $300,000 $350,000 $562,000 $290,000 $123,487 $353,833 Unsecured Fixed Rate Debt Secured Floating Rate Debt Secured Fixed Rate Debt 2024 2025 2026 2027 2028 2029 and thereafter $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 Debt Maturity Schedule As of March 31, 2024 (dollars in thousands) Fixed vs. Variable Rate Debt Fixed 89.0% Variable 11.0% Secured vs. Unsecured Debt Unsecured 70.8% Secured 29.2%

Q1 2024 12RETURN TO TABLE OF CONTENTS Leverage Ratios, Coverage Ratios and Public Debt Covenants As of and for the Three Months Ended 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Leverage Ratios: Net debt / total gross assets 56.2% 55.6% 54.9% 54.7% 54.1% Net debt / gross book value of real estate assets 50.1% 49.3% 49.1% 48.9% 48.2% Secured debt / total assets 19.4% 4.4% 4.4% 2.7% 1.2% Variable rate debt / net debt 11.1% 7.9% 7.8% 9.5% 9.9% Coverage Ratios: Rolling four quarter Adjusted EBITDAre / rolling four quarter interest expense 2.6x 2.8x 3.0x 3.1x 3.2x Net debt / rolling four quarter Adjusted EBITDAre 8.4x 8.2x 8.1x 7.9x 7.7x Public Debt Covenants: Maintenance Covenant Total unencumbered assets / unsecured debt (minimum 150.0%) 178.1% 205.9% 206.2% 206.2% 208.6% Incurrence Covenants Total debt / adjusted total assets (maximum 60.0%) 49.6% 48.8% 48.5% 48.4% 47.9% Secured debt / adjusted total assets (maximum 40.0%) 14.5% 3.3% 3.3% 2.0% 1.0% Consolidated income available for debt service / debt service (minimum 1.50x) 2.3x 2.8x 2.9x 3.0x 3.1x Plantation, FL

Q1 2024 13RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Lease related costs $ 16,768 $ 18,497 $ 15,677 $ 28,252 $ 13,041 Building improvements 4,474 10,877 8,516 5,355 4,582 Recurring capital expenditures 21,242 29,374 24,193 33,607 17,623 Development, redevelopment and other activities (1) 6,911 19,371 28,326 40,435 49,471 Total capital expenditures $ 28,153 $ 48,745 $ 52,519 $ 74,042 $ 67,094 Average rentable sq. ft. during period 20,417 20,623 20,745 20,840 20,932 Building improvements per average sq. ft. during period $ 0.22 $ 0.53 $ 0.41 $ 0.26 $ 0.22 Capital Expenditures Summary and Significant Redevelopment Information (dollars and sq. ft. in thousands, except per sq. ft. data) Address Location Sq. Ft. % Leased Estimated Project Costs (2) Total Costs Incurred Estimated Completion 351, 401, 501 Elliott Ave West (3) Seattle, WA 300 28% $ 162,000 $ 138,755 Substantially Complete Significant Redevelopment Information as of March 31, 2024 (1) Includes capitalized interest and other operating costs of $11,331 since January 1, 2023. (2) Estimated project costs include future lease related costs associated with achieving stabilized occupancy that will be incurred subsequent to the projected completion date. (3) Physical improvements made at this property were substantially complete as of March 31, 2024. OPI expects to incur additional lease related costs subsequent to substantial completion. Capital Expenditures Summary Atlanta, GA

Q1 2024 14RETURN TO TABLE OF CONTENTS Dispositions: Date Sold Location Number of Properties Sq. Ft. Gross Sales Price Gross Sales Price Per Sq. Ft. 3/21/2024 Chicago, IL 1 248 $ 38,500 $ 155.24 Property Dispositions Since January 1, 2024 (dollars and sq. ft. in thousands, except per sq. ft. data) Sterling, VA

Q1 2024 15RETURN TO TABLE OF CONTENTS Unconsolidated Joint Ventures: Joint Venture OPI Ownership OPI Investment Number of Properties Location Sq. Ft. Occupancy Weighted Average Remaining Lease Term (2) Prosperity Metro Plaza 51% $ 17,898 2 Fairfax, VA 346 68.0% 3.5 years 1750 H Street, NW (1) 50% — 1 Washington, D.C. 125 35.0% 9.2 years Total / Weighted Average $ 17,898 3 471 59.3% 4.7 years (1) In March 2024, this joint venture did not have sufficient cash flow to pay its monthly debt service, resulting in an event of default. OPI expects the non-recourse mortgage lender to this joint venture to take full possession of the property in the second quarter. OPI wrote off its full investment in this joint venture as of December 31, 2023 and did not make capital contributions to this joint venture during the three months ended March 31, 2024. Accordingly, OPI did not record its proportionate share of operating results of the joint venture for the three months ended March 31, 2024. (2) Lease term is weighted based on annualized rental income. (3) Includes the effect of mark to market accounting. (4) Reflects OPI's proportionate share of the principal debt balances based on its ownership percentage of the applicable joint venture; none of the debt is recourse to OPI. (5) The mortgage loan requires interest-only payments through December 2024, at which time the loan requires principal and interest payments through its maturity date. (6) Reflects OPI's proportionate share of operating results based on its ownership percentage of the joint venture. (7) Includes interest expense, net of other income. (8) OPI's unconsolidated joint ventures report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint ventures by their tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities. Investments in Unconsolidated Joint Ventures As of March 31, 2024 (dollars and sq. ft. in thousands) Results of Operations - Unconsolidated Joint Venture: (6) For the Three Months Ended March 31, 2024 Prosperity Metro Plaza Equity in losses $ (230) Depreciation and amortization 642 Other expenses, net (7) 232 NOI 644 Lease value amortization included in rental income (8) (1) Non-cash straight line rent adjustments included in rental income (8) (36) Cash Basis NOI $ 607 Outstanding Unconsolidated Debt: Joint Venture OPI Ownership Interest Rate (3) Maturity Date Principal Balance Annualized Debt Service Principal Balance at Maturity OPI Share of Principal Balance (4) Prosperity Metro Plaza (5) 51% 4.090% 12/1/2029 $ 50,000 $ 2,045 $ 45,246 $ 25,500 1750 H Street, NW (1) 50% 3.690% 8/1/2027 32,000 1,181 32,000 16,000 Total / Weighted Average 3.934% $ 82,000 $ 3,226 $ 77,246 $ 41,500

Q1 2024 16RETURN TO TABLE OF CONTENTS Portfolio Information

Q1 2024 17RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2024 3/31/2023 Properties (end of period) 145 145 Rentable sq. ft. 19,134 19,169 Percent leased 88.2% 94.2% Rental income $ 120,681 $ 127,553 Same Property NOI $ 73,319 $ 81,658 Same Property Cash Basis NOI $ 67,852 $ 77,102 Same Property NOI % margin 60.8% 64.0% Same Property Cash Basis NOI % margin 58.8% 62.6% Same Property NOI % change (10.2%) Same Property Cash Basis NOI % change (12.0%) Summary Same Property Results (dollars and sq. ft. in thousands) Columbia, MD

Q1 2024 18RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Properties (end of period) 151 152 154 155 157 Rentable sq. ft. 20,293 20,541 20,705 20,784 20,895 Percentage leased 85.6% 86.9% 89.9% 90.6% 90.5% Leasing Activity (sq. ft.): New leases 45 11 104 196 91 Renewals 443 185 482 517 112 Total 488 196 586 713 203 % Change in GAAP Rent: (1) New leases (18.7%) (13.7%) 1.9% 6.1% (16.8%) Renewals 18.4% 1.5% (3.7%) 2.8% (19.7%) Total 10.2% 0.6% (2.7%) 3.7% (18.5%) Weighted Average Lease Term by Sq. Ft. (years): New leases 6.1 7.3 9.5 8.9 7.2 Renewals 9.6 7.0 6.9 10.8 6.4 Total 9.3 7.0 7.4 10.3 6.8 Leasing Cost and Concession Commitments: New leases $ 2,826 $ 913 $ 13,623 $ 15,894 $ 4,995 Renewals 8,151 6,545 11,736 24,744 3,752 Total $ 10,977 $ 7,458 $ 25,359 $ 40,638 $ 8,747 Leasing Cost and Concession Commitments per Sq. Ft.: New leases $ 63.01 $ 83.83 $ 131.54 $ 81.10 $ 55.17 Renewals $ 18.38 $ 35.37 $ 24.36 $ 47.87 $ 33.52 Total $ 22.48 $ 38.06 $ 43.33 $ 57.01 $ 43.20 Leasing Cost and Concession Commitments per Sq. Ft. per Year: New leases $ 10.29 $ 11.46 $ 13.84 $ 9.08 $ 7.67 Renewals $ 1.92 $ 5.06 $ 3.53 $ 4.42 $ 5.20 Total $ 2.42 $ 5.43 $ 5.89 $ 5.53 $ 6.37 (1) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions. Occupancy and Leasing Summary (dollars and sq. ft. in thousands, except per sq. ft. data) This leasing summary is based on leases entered during the periods indicated.

Q1 2024 19RETURN TO TABLE OF CONTENTS Investment Grade 61.6% Not Rated 33.3% Non-Investment Grade 5.1% Percentage of Total Annualized Rental Income Tenant Credit Characteristics (4) (3) Tenant Industry Tenant Diversity and Credit Characteristics As of March 31, 2024 (1) (1) Includes state governments and municipalities. US Government: 20.2% Real Estate & Financials: 16.2% Technology & Communications: 15.5% Legal & Other Professional Services: 13.7% Manufacturing & Transportation: 10.5% Other Government: 7.4% Government Contractors: 7.2% Life Sciences and Medical: 3.1% Hospitality: 2.3% Other: 2.2% Energy Services: 1.7% (1)

Q1 2024 20RETURN TO TABLE OF CONTENTS Tenant Credit Rating Sq. Ft. % of Leased Sq. Ft. Annualized Rental Income % of Total Annualized Rental Income 1 U.S. Government Investment Grade 3,534 20.3% $ 100,747 20.2% 2 Alphabet Inc. (Google) Investment Grade 386 2.2% 23,004 4.6% 3 Shook, Hardy & Bacon L.L.P. Not Rated 596 3.4% 19,604 3.9% 4 IG Investments Holdings LLC Not Rated 339 2.0% 18,319 3.7% 5 Bank of America Corporation Investment Grade 577 3.3% 16,893 3.4% 6 State of California Investment Grade 467 2.7% 14,086 2.8% 7 Northrop Grumman Corporation Investment Grade 337 1.9% 10,781 2.2% 8 Sonesta International Hotels Corporation Not Rated 234 1.3% 10,404 2.1% 9 State of Georgia Investment Grade 308 1.8% 7,713 1.5% 10 Sonoma Biotherapeutics, Inc. Not Rated 107 0.6% 7,634 1.5% 11 PNC Bank Investment Grade 441 2.5% 7,019 1.4% 12 ServiceNow, Inc. Investment Grade 149 0.9% 6,675 1.3% 13 Allstate Insurance Corporation Investment Grade 468 2.7% 6,486 1.3% 14 Automatic Data Processing, Inc. Investment Grade 289 1.7% 6,346 1.3% 15 Open Text Corporation Non Investment Grade 190 1.1% 6,178 1.2% 16 Compass Group plc Investment Grade 267 1.5% 6,076 1.2% 17 Church & Dwight Co., Inc. Investment Grade 250 1.4% 6,048 1.2% 18 Leidos Holdings Inc. Investment Grade 159 0.9% 5,962 1.2% 19 Primerica, Inc. Investment Grade 344 2.0% 5,734 1.2% 20 Science Applications International Corp. Non Investment Grade 159 0.9% 5,254 1.1% 9,601 55.1% $ 290,963 58.3% Tenants Representing 1% or More of Total Annualized Rental Income As of March 31, 2024 (dollars and sq. ft. in thousands)

Q1 2024 21RETURN TO TABLE OF CONTENTS Year (1) Number of Leases Expiring Leased Square Feet Expiring % of Total Leased Square Feet Expiring Cumulative % of Total Leased Square Feet Expiring Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2024 56 2,270 13.1% 13.1% $ 64,683 13.0% 13.0% 2025 40 1,885 10.8% 23.9% 42,835 8.6% 21.6% 2026 38 1,448 8.3% 32.2% 40,133 8.1% 29.7% 2027 37 2,061 11.9% 44.1% 53,084 10.7% 40.4% 2028 18 659 3.8% 47.9% 31,137 6.2% 46.6% 2029 32 1,108 6.4% 54.3% 33,828 6.8% 53.4% 2030 28 1,014 5.8% 60.1% 27,296 5.5% 58.9% 2031 19 1,027 5.9% 66.0% 29,613 5.9% 64.8% 2032 13 343 2.0% 68.0% 12,941 2.6% 67.4% 2033 and thereafter 52 5,560 32.0% 100.0% 162,885 32.6% 100.0% Total 333 17,375 100.0% $ 498,435 100.0% Weighted average remaining lease term (in years) 6.2 6.6 (1) The year of lease expiration is pursuant to current contract terms. Lease Expiration Schedule As of March 31, 2024 (dollars and sq. ft. in thousands) Houston, TX

Q1 2024 22RETURN TO TABLE OF CONTENTS Appendix

Q1 2024 23RETURN TO TABLE OF CONTENTS The Company: OPI is included in 152 market indices and comprises more than 1% of the following indices as of March 31, 2024: Bloomberg US Micro Cap Real Estate Price Return Index (BMICR), BI North America Office REIT Valuation Peers (BROFFRTV), Invesco S&P SmallCap High Dividend Low Volatility ETF INAV Index (XSHDIV) and Bloomberg Real Estate Investment Trust Small Cap Index (BBRESMLC). Management: OPI is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of March 31, 2024, RMR had over $41 billion of real estate assets under management and the combined RMR managed companies had more than $5 billion of annual revenues, approximately 2,100 properties and over 20,000 employees. OPI believes that being managed by RMR is a competitive advantage for OPI because of RMR’s depth of management and experience in the real estate industry. OPI also believes RMR provides management services to it at costs that are lower than OPI would have to pay for similar quality services if OPI were self managed. Company Profile and Research Coverage Equity Research Coverage B. Riley Securities, Inc. Morgan Stanley Bryan Maher Ronald Kamdem bmaher@brileyfin.com ronald.kamdem@morganstanley.com (646) 885-5423 (212) 296-8319 Rating Agencies and Issuer Ratings Moody's Investors Service S&P Global Christian Azzi Alan Zigman Christian.Azzi@moodys.com alan.zigman@spglobal.com (212) 553-9342 (416) 507-2556 Rating: Caa2/Caa1* Rating: CCC/B-* *Caa1/B- rating assigned to senior secured notes due 2029 OPI is followed by the analysts and its credit is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding OPI’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of OPI or its management. OPI does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

Q1 2024 24RETURN TO TABLE OF CONTENTS Governance Information Board of Trustees Donna D. Fraiche Barbara D. Gilmore John L. Harrington Independent Trustee Independent Trustee Independent Trustee William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee Mark A. Talley Jennifer B. Clark Adam D. Portnoy Independent Trustee Managing Trustee Chair of the Board & Managing Trustee Executive Officers Yael Duffy Brian E. Donley President and Chief Operating Officer Chief Financial Officer and Treasurer Washington, D.C.

Q1 2024 25RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Calculation of NOI and Cash Basis NOI: Rental income $ 139,435 $ 133,773 $ 133,361 $ 133,997 $ 132,422 Property operating expenses (51,187) (52,902) (49,663) (48,277) (48,650) NOI 88,248 80,871 83,698 85,720 83,772 Non-cash straight line rent adjustments included in rental income (7,379) (9,074) (8,691) (4,256) (4,173) Lease value amortization included in rental income (33) (56) (56) (61) (79) Lease termination fees included in rental income (12,445) (1,554) (1,576) (1,485) (99) Non-cash amortization included in property operating expenses (1) (121) (121) (121) (121) (121) Cash Basis NOI $ 68,270 $ 70,066 $ 73,254 $ 79,797 $ 79,300 Reconciliation of Net (Loss) Income to NOI and Cash Basis NOI: Net loss $ (5,184) $ (37,151) $ (19,593) $ (12,242) $ (446) Equity in net losses of investees 230 741 765 691 834 Loss on impairment of equity method investment — 19,183 — — — Income tax expense 56 15 95 211 30 (Loss) income before income tax expense and equity in net losses of investees (4,898) (17,212) (18,733) (11,340) 418 Loss on early extinguishment of debt 425 — — — — Interest expense 35,476 30,056 28,835 26,525 25,231 Interest and other income (1,357) (257) (281) (337) (164) Loss (gain) on sale of real estate 2,384 (3,293) (244) 2,305 (2,548) General and administrative 5,644 5,301 5,720 5,785 5,925 Acquisition and transaction related costs 233 1,282 16,135 11,181 3,218 Loss on impairment of real estate — 11,299 — — — Depreciation and amortization 50,341 53,695 52,266 51,601 51,692 NOI 88,248 80,871 83,698 85,720 83,772 Non-cash amortization included in property operating expenses (1) (121) (121) (121) (121) (121) Lease termination fees included in rental income (12,445) (1,554) (1,576) (1,485) (99) Lease value amortization included in rental income (33) (56) (56) (61) (79) Non-cash straight line rent adjustments included in rental income (7,379) (9,074) (8,691) (4,256) (4,173) Cash Basis NOI $ 68,270 $ 70,066 $ 73,254 $ 79,797 $ 79,300 (1) OPI recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price OPI paid for its former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. Calculation and Reconciliation of NOI and Cash Basis NOI (dollars in thousands)

Q1 2024 26RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2024 3/31/2023 Reconciliation of NOI to Same Property NOI: Rental income $ 139,435 $ 132,422 Property operating expenses (51,187) (48,650) NOI 88,248 83,772 Less: NOI of properties not included in same property results (14,929) (2,114) Same Property NOI $ 73,319 $ 81,658 Calculation of Same Property Cash Basis NOI: Same Property NOI $ 73,319 $ 81,658 Add: Lease value amortization included in rental income (74) (128) Less: Non-cash straight line rent adjustments included in rental income (5,084) (4,221) Lease termination fees included in rental income (200) (99) Non-cash amortization included in property operating expenses (1) (109) (108) Same Property Cash Basis NOI $ 67,852 $ 77,102 (1) OPI recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price OPI paid for its former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in other operating expenses. Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI (dollars in thousands) Atlanta, GA

Q1 2024 27RETURN TO TABLE OF CONTENTS Operating Metrics by Collateral Pool As of March 31, 2024 (dollars and sq. ft. in thousands) Number of Properties Sq. Ft. Sq. Ft. Expiring Through March 31, 2025 (1) Occupancy Weighted Average Remaining Lease Term Annualized Rental Income Trailing Twelve Months NOI Trailing Twelve Months Cash Basis NOI Unspent Leasing Related Obligations Gross Book Value of Real Estate Assets Secured Properties: Credit Agreement 19 3,603 196 98.5% 7.6 $ 117,876 $ 72,377 $ 60,635 $ 44,187 $ 994,753 Senior Secured Notes 17 2,126 55 98.5% 9.7 69,268 43,047 34,429 21,597 607,727 Mortgage Notes 7 1,334 — 100.0% 12.2 32,993 25,291 21,540 10,702 353,610 Subtotal Secured 43 7,063 251 98.8% 8.9 220,137 140,715 116,604 76,486 1,956,090 Unsecured Properties 108 13,230 2,295 78.6% 4.7 278,298 176,308 167,418 26,904 3,247,292 Sold Properties — — — — — — 21,514 7,365 — — Total / Weighted Average 151 20,293 2,546 85.6% 6.6 $ 498,435 $ 338,537 $ 291,387 $ 103,390 $ 5,203,382 (1) Of the total square feet expiring through March 31, 2025, 2,249 square feet is not expected to be renewed, of which 2,008 square feet relate to unsecured properties.

Q1 2024 28RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Net loss $ (5,184) $ (37,151) $ (19,593) $ (12,242) $ (446) Add (less): Interest expense 35,476 30,056 28,835 26,525 25,231 Income tax expense 56 15 95 211 30 Depreciation and amortization 50,341 53,695 52,266 51,601 51,692 EBITDA 80,689 46,615 61,603 66,095 76,507 Add (less): Loss on impairment of real estate — 11,299 — — — Loss (gain) on sale of real estate 2,384 (3,293) (244) 2,305 (2,548) Equity in losses of unconsolidated joint ventures 230 741 765 691 834 Loss on impairment of equity method investment — 19,183 — — — EBITDAre 83,303 74,545 62,124 69,091 74,793 Add (less): Acquisition and transaction related costs 233 1,282 16,135 11,181 3,218 General and administrative expense paid in common shares (1) 362 389 651 741 476 Loss on early extinguishment of debt 425 — — — — Lease termination fees for sold property (10,524) — — — — Adjusted EBITDAre $ 73,799 $ 76,216 $ 78,910 $ 81,013 $ 78,487 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) (1) Amounts represent equity based compensation to OPI's Trustees, OPI's officers and certain other employees of RMR. San Jose, CA

Q1 2024 29RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Net loss $ (5,184) $ (37,151) $ (19,593) $ (12,242) $ (446) Add (less): Depreciation and amortization: Consolidated properties 50,341 53,695 52,266 51,601 51,692 Unconsolidated joint venture properties 642 857 840 868 830 Loss on impairment of real estate — 11,299 — — — Loss on impairment of equity method investment — 19,183 — — — Loss (gain) on sale of real estate 2,384 (3,293) (244) 2,305 (2,548) FFO 48,183 44,590 33,269 42,532 49,528 Add (less): Acquisition and transaction related costs 233 1,282 16,135 11,181 3,218 Loss on early extinguishment of debt 425 — — — — Lease termination fees for sold property (10,524) — — — — Normalized FFO 38,317 45,872 49,404 53,713 52,746 Add (less): Non-cash expenses (1) (879) (1,093) (1,312) (2,157) (1,902) Depreciation and amortization - unconsolidated joint ventures (642) (857) (840) (868) (830) Equity in net losses of investees 230 741 765 691 834 Non-cash straight line rent adjustments included in rental income (7,379) (9,074) (8,691) (4,256) (4,173) Lease value amortization included in rental income (33) (56) (56) (61) (79) Net amortization of debt premiums, discounts and issuance costs 3,444 2,401 2,276 2,327 2,205 Lease termination fees for sold property 10,524 — — — — Recurring capital expenditures (21,242) (29,374) (24,193) (33,607) (17,623) CAD $ 22,340 $ 8,560 $ 17,353 $ 15,782 $ 31,178 Weighted average common shares outstanding (basic and diluted) 48,466 48,463 48,403 48,354 48,336 Per common share amounts (basic and diluted): Net loss $ (0.11) $ (0.77) $ (0.41) $ (0.25) $ (0.01) FFO $ 0.99 $ 0.92 $ 0.69 $ 0.88 $ 1.02 Normalized FFO $ 0.79 $ 0.95 $ 1.02 $ 1.11 $ 1.09 CAD $ 0.46 $ 0.18 $ 0.36 $ 0.33 $ 0.65 (1) Non-cash expenses include equity based compensation, adjustments recorded to capitalize interest expense and amortization of the liability for the amount by which the estimated fair value for accounting purposes exceeded the price OPI paid for its former investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively. Calculation of FFO, Normalized FFO and CAD (amounts in thousands, except per share data)

Q1 2024 30RETURN TO TABLE OF CONTENTS Non-GAAP Financial Measures OPI presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, including NOI, Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, EBITDA, EBITDAre, Adjusted EBITDAre, FFO, Normalized FFO and CAD. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net loss as indicators of OPI's operating performance or as measures of OPI's liquidity. These measures should be considered in conjunction with net loss as presented in OPI's condensed consolidated statements of income (loss). OPI considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net loss. OPI believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of OPI's operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of OPI's properties. NOI and Cash Basis NOI The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net loss in order to provide results that are more closely related to OPI's property level results of operations. OPI calculates NOI and Cash Basis NOI as shown on page 25 and Same Property NOI and Same Property Cash Basis NOI as shown on page 26. OPI defines NOI as income from OPI's rental of real estate less OPI's property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that OPI records as depreciation and amortization expense. OPI defines Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. OPI calculates Same Property NOI and Same Property Cash Basis NOI in the same manner that OPI calculates the corresponding NOI and Cash Basis NOI amounts, except that OPI only includes same properties in calculating Same Property NOI and Same Property Cash Basis NOI. OPI uses NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI differently than OPI does. EBITDA, EBITDAre and Adjusted EBITDAre OPI calculates earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 28. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect OPI's share of EBITDAre of its unconsolidated joint ventures. In calculating Adjusted EBITDAre, OPI adjusts for the items shown on page 28 and includes business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of OPI's core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than OPI does. FFO and Normalized FFO OPI calculates funds from operations, or FFO, and Normalized FFO as shown on page 29. FFO is calculated on the basis defined by Nareit, which is net loss, calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and OPI's proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, but excluding impairment charges on real estate assets and any gain or loss on sale of real estate, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, OPI adjusts for the other items shown on page 29 and includes business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of OPI's core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by OPI's Board of Trustees when determining the amount of distributions to OPI's shareholders. Other factors include, but are not limited to, requirements to maintain OPI's qualification for taxation as a REIT, limitations in OPI's credit agreement and public debt covenants, the availability to OPI of debt and equity capital, OPI's expectation of its future capital requirements and operating performance and OPI's expected needs for and availability of cash to pay its obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than OPI does. Cash Available for Distribution OPI calculates cash available for distribution, or CAD, as shown on page 29. OPI defines CAD as Normalized FFO minus recurring real estate related capital expenditures and adjusted for other non-cash and non- recurring items and certain amounts excluded from Normalized FFO but settled in cash. CAD is among the factors considered by OPI's Board of Trustees when determining the amount of distributions to OPI's shareholders. Other real estate companies and REITs may calculate CAD differently than OPI does. Non-GAAP Financial Measures and Certain Definitions

Q1 2024 31RETURN TO TABLE OF CONTENTS Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets, as defined in OPI's debt agreements. Unencumbered assets is calculated as adjusted total assets for properties not securing debt. Annualized dividend yield is the annualized dividend per common share paid during the period divided by the closing price of OPI's common shares at the end of the period. Annualized rental income is calculated using the annualized contractual base rents from OPI's tenants pursuant to its lease agreements as of March 31, 2024, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to OPI, and excluding lease value amortization. Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on early extinguishment of debt, gains and losses on sales of properties and equity in earnings of unconsolidated joint ventures and including distributions from OPI's unconsolidated joint ventures, if any, determined together with debt service for the period presented. Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue. GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets is real estate properties at cost calculated in accordance with GAAP, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross sales price is equal to the gross contract price and excludes closing costs. Investment grade tenants include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 53.5% of annualized rental income as of March 31, 2024 were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 8.1% of annualized rental income as of March 31, 2024 were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). Lease related costs generally include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leased square feet is pursuant to leases existing as of March 31, 2024, and includes (i) space being fitted out for tenant occupancy pursuant to OPI's lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Leasing cost and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Net debt is total debt less cash. Percent leased includes (i) space being fitted out for occupancy pursuant to OPI's lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. REIT is real estate investment trust. Rentable square feet represents total square feet available for lease as of the measurement date. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Rolling four quarter CAD represents CAD for the preceding twelve month period as of the respective quarter end date. Same properties for the three months ended March 31, 2024 is based on properties OPI owned continuously since January 1, 2023; excludes one property classified as held for sale and five properties affected by significant redevelopment activities, and three properties owned by two unconsolidated joint ventures in which OPI owned a 51% and 50% interest. Same property cash basis NOI % margin is Same Property Cash Basis NOI as a percentage of same property cash basis rental income. Cash basis rental income excludes non-cash straightline rent adjustments, the net effect of non- cash amortization of intangible lease assets and liabilities and lease termination fees, if any. Same property NOI % margin is Same Property NOI as a percentage of same property rental income. SOFR is the secured overnight financing rate. Total debt represents the outstanding principal balance as of the date reported. Total gross assets is total assets plus accumulated depreciation. Weighted average remaining lease term is the average remaining lease term in years weighted based on annualized rental income. Non-GAAP Financial Measures and Certain Definitions (Continued)

Q1 2024 32RETURN TO TABLE OF CONTENTS Warning Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: OPI's operating trends; OPI's future leasing activity; OPI's leverage levels, debt maturities and possible future financings; demand for office space; utilization of OPI's properties; economic and market conditions; OPI's liquidity needs and sources; OPI's capital expenditure plans and commitments; OPI's dispositions; OPI's redevelopment and construction activities and plans; OPI's joint ventures; and the amount and timing of future distributions. Forward-looking statements reflect OPI's current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause OPI's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward- looking statements. Some of the risks, uncertainties and other factors that may cause OPI's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: OPI's ability to make required payments on debt or refinance debts as they mature or otherwise become due; OPI's ability to maintain sufficient liquidity, including the availability of borrowings under its revolving credit facility, and otherwise manage leverage; OPI's ability to comply with the terms of its debt agreements and meet financial covenants; the extent to which changes and trends in office space utilization and needs, including due to remote work arrangements, continue to impact demand for office space at OPI's properties; whether OPI's tenants will renew or extend their leases and not exercise early termination options pursuant to their leases or that OPI will obtain replacement tenants on terms as favorable to OPI as its prior leases; OPI's ability to increase or maintain occupancy at its properties on terms desirable to OPI and its ability to increase rents when its leases expire or renew; the impact of unfavorable market and commercial real estate industry conditions due to high interest rates, prolonged high inflation, labor market challenges, supply chain disruptions, volatility in the public equity and debt markets and in commercial real estate markets, generally and in the sectors OPI operates, geopolitical instability and tensions, economic downturns or a possible recession or changes in real estate utilization, among other things, on OPI and its tenants; the likelihood that OPI's tenants will pay rent or be negatively impacted by continuing unfavorable market and commercial real estate industry conditions or government budget constraints; OPI's ability to effectively raise and balance its use of debt and equity capital; OPI's ability to manage its capital expenditures and other operating costs effectively and to maintain and enhance its properties and their appeal to tenants; the financial strength of OPI's tenants; OPI's ability to sell properties at prices it targets; OPI's tenant and geographic concentration; risks and uncertainties regarding the costs and timing of development, redevelopment and repositioning activities, including as a result of prolonged high inflation, cost overruns, supply chain challenges, labor shortages, construction delays or inability to obtain necessary permits or volatility in the commercial real estate markets; OPI's ability to acquire properties that realize its targeted returns; OPI's credit ratings; OPI's ability to pay distributions to its shareholders and to maintain or increase the amount of such distributions; the ability of OPI's manager, RMR, to successfully manage OPI; competition within the commercial real estate industry, particularly in those markets in which OPI's properties are located; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; the impact of any U.S. government shutdown or failure to increase the government debt ceiling on OPI's ability to collect rents and pay its operating expenses, debt obligations and distributions to shareholders on a timely basis; actual and potential conflicts of interest with OPI's related parties, including its Managing Trustees, RMR, Sonesta International Hotels Corporation, or Sonesta, and others affiliated with them; limitations imposed by and OPI's ability to satisfy complex rules to maintain OPI's qualification for taxation as a REIT for U.S. federal income tax purposes; acts of terrorism, outbreaks of pandemics or other public health safety events or conditions, war or other hostilities, global climate change, or other manmade or natural disasters beyond OPI's control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in OPI's periodic filings. The information contained in OPI's filings with the SEC, including under the caption "Risk Factors" in its periodic reports, or incorporated therein, identifies other important factors that could cause differences from the forward-looking statements in this presentation. OPI's filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon OPI's forward-looking statements. Except as required by law, OPI does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.